                                                                   Exhibit 7(b)1

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                         SECURITIES PURCHASE AGREEMENT

                                     among

                       THE ALLEN E. PAULSON LIVING TRUST

                                      and

                                JOSEPH F. DAMICO

                          Dated as of August 13, 2001

--------------------------------------------------------------------------------

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 13,
                                          -----------
2001, among The Allen E. Paulson Living Trust, a California trust (the "Seller"), and Joseph F. Damico (the "Purchaser").
                                      ---------

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller 100,000 shares (the "Shares") of common stock (the
                                              ------
"Common Stock") of CardioDynamics International Corporation, a California
--------------
corporation (the "Company"), no par value per share (such shares being
                  ---------
collectively referred to herein as the "Shares") in accordance with the terms
                                        ------
and conditions set forth herein; and

     WHEREAS, with regard to the shares of Common Stock to be sold by the Seller to the Purchaser hereunder, the Purchaser, the Company and certain other parties who are also purchasing shares of Common Stock from Seller (the Purchaser and such other parties who are purchasing Common Stock from the Seller are collectively referred to herein as the "Purchasers") are entering into a
                                        ----------
Registration Rights Agreement, dated as of the date of this Agreement, in the form of Exhibit A (the "Registration Rights Agreement").
        ---------       ------------------------------

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I
                               PURCHASE AND SALE

     1.1  Closing and Settlement Date.  Subject to the terms and conditions set
          ---------------------------
forth in this Agreement, the Seller shall sell to the Purchaser and the Purchaser shall purchase the Shares in exchange for a purchase price equal to the product of (a) (i) the average closing price of the Common Stock on Nasdaq or, if not then traded on Nasdaq, on a Subsequent Market on which the Common Stock is then traded, for the twenty (20) Trading Days immediately preceding, but excluding, the Closing Date (as defined herein), multiplied by (ii) 0.90, multiplied by (b) the aggregate number of Shares (the "Purchase Price"). The
                                                       --------------
closing (the "Closing") of the transactions contemplated herein shall occur at the offices of Gibson, Dunn & Crutcher LLP, 2029 Century Park East, Suite 4000, Los Angeles, California 90067, on the execution date of this Agreement, with payment and delivery of the Shares to occur on the Settlement Date (as defined below). The date of the Closing is hereinafter referred to as the "Closing
                                                                   -------
Date."

     1.2  The Closing Date.  As a condition precedent to each of the parties'
          ----------------
obligations hereunder, on the Closing Date, the Company and the parties shall deliver or shall cause to be delivered the following:

          (A) the Company shall deliver to the Purchaser (i) a Registration Rights Agreement, in the form of Exhibit A, executed by the Company and dated as
                                 ---------
of the date hereof between the Company and the Purchasers and (ii) the Transfer Agent Instructions, in the form of Exhibit B, executed by the Company and
                                   ---------
delivered to and acknowledged by the Company's transfer agent (the "Transfer
                                                                    --------
Agent Instructions");
------------------

          (B) the Seller shall deliver to the Purchaser (i) this Agreement, executed by the Seller (ii) the escrow agreement ("Escrow Agreement"), dated as
                                                  -----------------
of the date hereof among the Seller, the Purchasers, California Bank & Trust and Clark & Trevithick (the "Escrow Agent"), executed by the Seller;
                         -------------

          (C) the Purchaser shall deliver (i) to the Seller, this Agreement executed by the Purchaser, (ii) to the Company, a Registration Rights Agreement, executed by the Purchaser, (iii) to the Escrow Agent, the Purchase Price, in United States dollars in immediately available funds by wire transfer; provided
                                                                       --------
that such funds shall be disbursed in accordance with the terms of the Escrow Agreement; and (iv) to the Seller and the Escrow Agent, the Escrow Agreement executed by the Purchaser;

          (D) each of California Bank & Trust, the Company and the Escrow Agent shall deliver to the Purchasers and Seller, the Escrow Agreement executed by such party; and

          (E) the Company shall deliver to the Purchasers the Registration Rights Agreement executed by the Company.

     1.3  The Settlement Date.  On or prior to the tenth Trading Day following
          -------------------
the delivery of the Purchase Price to the Escrow Agent (the "Settlement Date")
                                                             ----------------
(A) the Seller shall cause to be delivered to the Purchaser a stock certificate, registered in the name of the Purchaser, representing the Shares and (B) in accordance with the terms of the Escrow Agreement, the Escrow Agent shall disburse the Purchase Price in United States dollars in immediately available funds by wire transfer.

     1.4  [Intentionally omitted.]

     1.5  Certain Defined Terms.
          ---------------------

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

          "Business Day" shall mean any day except Saturday, Sunday and any day
           ------------
which shall be a legal holiday or a day on which banking institutions in Chicago or California are authorized or required by law or other governmental action to close.

          "Commission" means the United States Securities and Exchange
           ----------
Commission.

          "Nasdaq" means the Nasdaq National Market.
           ------

          "Person" means an individual or corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Subsequent Market" shall mean any of the New York Stock Exchange,
           -----------------
American Stock Exchange, Inc. or Nasdaq Small Cap Market.

          "Trading Day" means a day on which the shares of Common Stock are
           -----------
traded on the Nasdaq or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the Nasdaq or a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or
--------
quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

     1.6  Representations and Warranties of the Purchaser. The Purchaser
          -----------------------------------------------
represents and warrants to the Seller as follows:

          (a) Consents; Authority.  No consents, waivers or approvals from, or
              -------------------
notification of or filings with, any governmental authority or other Person are required for the Purchaser to enter into this Agreement. All actions on the part of the Purchaser necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been taken. Each of this Agreement, the Registration Rights Agreement and the Escrow Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Investment Intent.  The Purchaser is acquiring the Shares as
              -----------------
principal for its own account, for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof. The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not have, or plan to enter into, any agreement, arrangement or understanding, directly or indirectly, with any Person to sell, transfer, grant participations in or distribute the Shares.

          (c) Purchaser Status.  At the time the Purchaser was offered the
              ----------------
Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act").
---------------

          (d) Experience of the Purchaser.  The Purchaser, either alone or
              ---------------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

          (e) Ability of the Purchaser to Bear Risk of Investment.  The
              ---------------------------------------- ----------
Purchaser is able to bear the economic risk of its investment in the Shares and can afford the complete loss of such investment.

          (f) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Company and has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller and the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (g) General Solicitation.  The Purchaser is not purchasing the Shares
              --------------------
as a result of or subsequent to any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (h) Reliance.  The Purchaser understands and acknowledges that (i)
              --------
Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Seller will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to and acknowledges such reliance.

          (i) No Conflicts; Advice.  The Purchaser's investment in the Shares
              --------------------
does not and will not conflict with or violate any term or provision of any instrument, agreement, law, regulation, order or decree to which the Purchaser or any of its properties is a party or is subject. The Purchaser acknowledges that it has not relied on the Seller or any of its officers, directors, affiliates, employees, representatives or agents for any tax, legal, financial, investment or other advice. In regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, only its own tax, legal, financial, investment and other advisors.

          (j)  Brokers, Etc.  No finder, broker, agent, financial advisor or
               ------------
other intermediary acted on behalf of the Purchaser in connection with the offering of the Shares or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

          (k) Compliance With Law.  The Purchaser's trading and distribution
              -------------------
activities with respect to the Shares will be in compliance with all applicable state and federal securities laws, rules and regulations (including, without limitation, Regulation M) and the rules and regulations of the Nasdaq Stock Market. Neither the Purchaser nor any of its affiliates (as that term is defined in Rule 405 of the Securities Act) (i) has entered, nor will any of them enter, into any agreement or other arrangement to effect any short sale of any of the Shares, or (ii) take, directly or indirectly, any action designed to cause or that would result in, or which constitutes or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

     1.7  Representations and Warranties of the Seller.  The Seller hereby
          --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization: Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by each of this Agreement and the Escrow Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement and the Escrow Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement and the Escrow Agreement have been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Seller enforceable against the Seller in accordance with their terms.

          (b) No Liens on Seller's Shares.  As of the Settlement Date the Seller
              ---------------------------
will be the sole beneficial owner of the Shares and the Seller will deliver to the Purchaser valid title to the Shares free and clear of all liens, pledges, encumbrances, security interests, and other restrictions. The Shares are not the subject of any shareholders' or similar agreement granting any right of first offer, right of first refusal or preemptive right or restricting in any way the right of Seller to transfer the Shares to the Purchaser hereunder.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement and the Escrow Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including, without limitation, federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement and the Escrow Agreement, other than reports of beneficial ownership to applicable governmental authorities.

          (e) Private Offering.  Assuming the accuracy of the representations
              ----------------
and warranties of the Purchaser set forth in Section 1.6, the offer and sale of the Shares to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Seller nor any Person acting on its behalf has taken or is, to the knowledge of the Seller, contemplating taking any action which could subject the offering or sale of the Shares to the registration requirements of the Securities Act including, without limitation, soliciting any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (f ) Certain Fees.  Except for certain fees payable by the Seller as
               ------------
set forth in Schedule 1 hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial
advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement or the Escrow Agreement.

          (g) Solicitation Materials.  Neither the Seller nor any Person acting
              ----------------------
on the Seller's behalf has solicited any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (h) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Shares.

                                  ARTICLE II
                        OTHER AGREEMENTS OF THE PARTIES

     2.1  Transfer Restrictions: Legend.
          -----------------------------

          (a) The Purchaser acknowledges that Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a "Purchaser" under this Agreement, the Registration Rights Agreement and the Escrow Agreement.

          (b) The Purchaser acknowledges that until the Shares are registered pursuant to an effective registration statement or may otherwise be disposed of pursuant to an available exemption from (including, without limitation, under Rule 144(k) promulgated under the Securities Act) or in a transaction not subject to the registration requirements of the Securities Act, the following or similar legend shall appear on the stock certificates representing the Shares:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE "SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE

     SECURITIES OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

     2.2  Indemnification.
          ---------------

          (a) The Seller agrees to indemnify and hold harmless the Purchaser and its shareholders, officers, directors, employees, agents and representatives (each, a "Purchaser Indemnitee," and collectively, the "Purchaser Indemnitees")
          --------------------                          ---------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and expenses) (collectively, "Purchaser's Losses") which may be suffered or incurred by any Purchaser
-------------------
Indemnitee as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement or the Escrow Agreement.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller and its shareholders, officers, directors, employees, agents and representatives (each, a "Seller Indemnitee," and collectively, the "Seller Indemnitees")
          -----------------                          ------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and other expenses) (collectively, "Seller's Losses") which may be suffered or incurred by any Seller Indemnitee as
----------------
a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement or the Escrow Agreement.

          (c) In case any proceeding (including, without limitation, any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "Indemnified Party") shall promptly notify the Person against whom such
------------------
indemnity may be sought (the "Indemnifying Party") in writing of the occurrence
                              ------------------
of the facts and circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section 2.2 shall not in any way affect the Indemnifying Party's indemnification obligation hereunder except and only to the extent that the Indemnifying Party is actually prejudiced thereby. In case any such proceeding shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the Indemnifying Party shall pay as incurred the fees and expenses of the counsel retained by the Indemnified Party in the event
(i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including, without limitation, any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment and the Indemnifying Party shall obtain a full release of the Indemnified Party.

                                  ARTICLE III
                                 MISCELLANEOUS

     3.1 Fees and Expenses.  Each party hereto shall pay the fees and expenses
         -----------------
of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

     3.2  Entire Agreement: Amendments.  This Agreement, together with any
          ----------------------------
Exhibits or Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     3.3  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date and earlier than 11:59 p.m. (California time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller:

     If by U.S. Mail:            The Allen E. Paulson Living Trust
                                 Paulson Enterprises
                                 P.O. Box 9660
                                 Rancho Santa Fe, CA 92067
                                 Facsimile No.: 858-756-3194
                                 Attn:  J. Michael Paulson
                                        and Edward White

     If by Courier:              The Allen E. Paulson Living Trust
                                 c/o Del Mar Country Club, 6001 Clubhouse Drive
                                 Rancho Santa Fe, CA 92067
                                 Facsimile No.: 858-756-3194
                                 Attn:  J. Michael Paulson
                                        and Edward White

     With a copy to:             Gibson, Dunn & Crutcher LLP
                                 2029 Century Park East
                                 Century City, CA 90067-3026
                                 Facsimile No.: 310-551-8741
                                 Telephone No.: 310-552-8500
                                 Attn:  Shari Leinwand, Esq.

     If to the Purchaser:        To the address set forth under the
                                 Purchaser's name on the signature
                                 pages hereto

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     3.4  Amendments: Waivers.  No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     3.5  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     3.6  Successors and Assigns.  This Agreement shall be binding upon and
          -------------- -------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively. This provision shall not limit the Purchaser's right to transfer the Shares in accordance with Section 2.1(a).

     3.7  No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     3.8  Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the courts of the State of California or in the federal courts of the United States for the Central District of California (the "California Courts"). Each party hereto hereby
                             -----------------
irrevocably submits to the jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including, without limitation, with respect to the enforcement of any provision of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     3.9  Survival.  The representations, warranties, agreements and covenants
          --------
contained herein shall survive the Closing Date until the earlier to occur of
(i) one year after the Closing Date or (ii) the date on which all the Shares shall have been resold in accordance with Section 2.1.

     3.10  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     3.11  Severability.  In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                        THE ALLEN E. PAULSON LIVING TRUST


                                        By: /s/ John Michael Paulson
                                           ------------------------------------
                                        Name:  John Michael Paulson
                                        Title: Co-Trustee

                                        By: /s/ Edward White
                                           ------------------------------------
                                        Name:  Edward White
                                        Title: Co-Trustee

                                        PURCHASER:

                                        /s/ Joseph F. Damico
                                        ---------------------------------------
                                                   Joseph F. Damico

                         Address for Notice:

                         Joseph F. Damico
                         1388 W. Lake Street
                         Libertyville, IL  60048
                         Facsimile No.: 847-482-9215

With a copy to:          Tony Decello
                         c/o McCormack Advisors International
                         IMG Center, Suite 100, 1360 East 9th
                         Cleveland, OH 44114
                         Facsimile No.: 216-436-3396

                                   Schedule 1
                                   ----------


                       Schedule of Fees Payable by Seller
                       ----------------------------------

1. The Seller shall pay to the Company a fee equal to 3.5% of the aggregate gross purchase price paid by all Purchasers to the Seller in accordance with this Agreement and the other agreements executed and delivered concurrently herewith between the Seller and the Purchasers not party to this Agreement in regard to the purchase and sale of shares of Common Stock.

                                                                   EXHIBIT 7(b)2

================================================================================


                         SECURITIES PURCHASE AGREEMENT

                                     among


                       THE ALLEN E. PAULSON LIVING TRUST


                                      and

                                THOMAS FOGARTY




                          Dated as of August 13, 200l


================================================================================

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 13,
                                          ---------
2001, among The Allen E. Paulson Living Trust, a California trust (the "Seller"), and Thomas Fogarty (the "Purchaser").
                                    ---------

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller 35,000 shares (the "Shares") of common stock (the
                                             ------
"Common Stock") of CardioDynamics International Corporation, a California
 ------------
corporation (the "Company"), no par value per share (such shares being
                  -------
collectively referred to herein as the "Shares") in accordance with the terms
                                        ------
and conditions set forth herein; and

     WHEREAS, with regard to the shares of Common Stock to be sold by the Seller to the Purchaser hereunder, the Purchaser, the Company and certain other parties who are also purchasing shares of Common Stock from Seller (the Purchaser and such other parties who are purchasing Common Stock from the Seller are collectively referred to herein as the "Purchasers") are entering into a
                                        ----------
Registration Rights Agreement, dated as of the date of this Agreement, in the form of Exhibit A (the "Registration Rights Agreement").
        ---------       -----------------------------

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I
                               PURCHASE AND SALE

     1.1  Closing and Settlement Date.

     Subject to the terms and conditions set forth in this Agreement, the Seller shall sell to the Purchaser and the Purchaser shall purchase the Shares in exchange for a purchase price equal to the product of (a) (i) the average closing price of the Common Stock on Nasdaq or, if not then traded on Nasdaq, on a Subsequent Market on which the Common Stock is then traded, for the twenty
(20) Trading Days immediately preceding, but excluding, the Closing Date (as defined herein), multiplied by (ii) 0.90, multiplied by (b) the aggregate number of Shares (the "Purchase Price"). The closing (the "Closing") of the
                --------------
transactions contemplated herein shall occur at the offices of Gibson, Dunn & Crutcher LLP, 2029 Century Park East, Suite 4000, Los Angeles, California 90067, on the execution date of this Agreement, with payment and delivery of the Shares to occur on the Settlement Date (as defined below). The date of the Closing is hereinafter referred to as the "Closing Date."
                                ------------

     1.2  The Closing Date. As a condition precedent to each of the parties'
          ----------------
obligations hereunder, on the Closing Date, the Company and the parties shall deliver or shall cause to be delivered the following:

          (A) the Company shall deliver to the Purchaser (i) a Registration Rights Agreement, in the form of Exhibit A, executed by the Company and dated as
                                 ---------
of the date hereof between the Company and the Purchasers and (ii) the Transfer Agent Instructions, in the form of

Exhibit B, executed by the Company and delivered to and acknowledged by the
---------
Company's transfer agent (the "Transfer Agent Instructions");
                               ---------------------------

          (B) the Seller shall deliver to the Purchaser (i) this Agreement, executed by the Seller (ii) the escrow agreement ("Escrow Agreement"), dated as
                                                   ---------------
of the date hereof among the Seller, the Purchasers, California Bank & Trust and Clark & Trevithick (the "Escrow Agent"), executed by the Seller,
                         ------------

          (C) the Purchaser shall deliver (i) to the Seller, this Agreement executed by the Purchaser, (ii) to the Company, a Registration Rights Agreement, executed by the Purchaser, (iii) to the Escrow Agent, the Purchase Price, in United States dollars in immediately available funds by wire transfer, provided
                                                                       --------
that such funds shall be disbursed in accordance with the terms of the Escrow Agreement; and (iv) to the Seller and the Escrow Agent, the Escrow Agreement executed by the Purchaser,

          (D) each of California Bank & Trust, the Company and the Escrow Agent shall deliver to the Purchasers and Seller, the Escrow Agreement executed by such party; and

          (E) the Company shall deliver to the Purchasers the Registration Rights Agreement executed by the Company.

     1.3  The Settlement Date. On or prior to the tenth Trading Day following
          -------------------
the delivery of the Purchase Price to the Escrow Agent (the "Settlement Date")
                                                             ---------------
(A) the Seller shall cause to be delivered to the Purchaser a stock certificate, registered in the name of the Purchaser, representing the Shares and (B) in accordance with the terms of the Escrow Agreement, the Escrow Agent shall disburse the Purchase Price in United States dollars in immediately available funds by wire transfer.

     1.4  [Intentionally omitted.]

     1.5  Certain Defined Terms.
          ---------------------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                   -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in Chicago or California are authorized or required by law or other governmental action to close.

     "Commission" means the United States Securities and Exchange Commission.
      ----------

     "Nasdaq" means the Nasdaq National Market.
      ------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     "Subsequent Market" shall mean any of the New York Stock Exchange, American
      -----------------
Stock Exchange, Inc. or Nasdaq Small Cap Market.

     "Trading Day" means a day on which the shares of Common Stock are traded on
      -----------
the Nasdaq or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the Nasdaq or a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or
(c) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided,
                                                                      --------
that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

     1.6  Representations and Warranties of the Purchaser. The Purchaser
          -----------------------------------------------
represents and warrants to the Seller as follows:

          (a)  Consents; Authority. No consents, waivers or approvals from, or
               -------------------
notification of or filings with, any governmental authority or other Person are required for the Purchaser to enter into this Agreement. All actions on the part of the Purchaser necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been taken. Each of this Agreement, the Registration Rights Agreement and the Escrow Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b)  Investment Intent. The Purchaser is acquiring the Shares as
               -----------------
principal for its own account, for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof. The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not have, or plan to enter into, any agreement, arrangement or understanding, directly or indirectly, with any Person to sell, transfer, grant participations in or distribute the Shares.

          (c)  Purchaser Status. At the time the Purchaser was offered the
               ----------------
Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act").
 --------------

          (d)  Experience of the Purchaser. The Purchaser, either alone or
               ---------------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

          (e)  Ability of the Purchaser to Bear Risk of Investment. The
               ---------------------------------------------------
Purchaser is able to bear the economic risk of its investment in the Shares and can afford the complete loss of such investment.

          (f)  Access to Information. The Purchaser acknowledges that it has
               ---------------------
reviewed all necessary information concerning the Company and has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller and the Company concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (g)  General Solicitation. The Purchaser is not purchasing the Shares
               --------------------
as a result of or subsequent to any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement

          (h)  Reliance. The Purchaser understands and acknowledges that (i)
               --------
Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Seller will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to and acknowledges such reliance.

          (i)  No Conflicts; Advice. The Purchaser's investment in the Shares
               --------------------
does not and will not conflict with or violate any term or provision of any instrument, agreement, law, regulation, order or decree to which the Purchaser or any of its properties is a party or is subject. The Purchaser acknowledges that it has not relied on the Seller or any of its officers, directors, affiliates, employees, representatives or agents for any tax, legal, financial, investment or other advice. In regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, only its own tax, legal, financial, investment and other advisors.

          (j)  Brokers, Etc. No finder, broker, agent, financial advisor or
               -------------
other intermediary acted on behalf of the Purchaser in connection with the offering of the Shares or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

          (k)  Compliance With Law. The Purchaser's trading and distribution
               -------------------
activities with respect to the Shares will be in compliance with all applicable state and federal securities laws, rules and regulations (including, without limitation, Regulation M) and the rules and regulations of the Nasdaq Stock Market. Neither the Purchaser nor any of its affliates (as that term is defined in Rule 405 of the Securities Act) (i) has entered, nor will any of them enter, into any agreement or other arrangement to effect any short sale of any of the Shares, or (ii) take, directly or indirectly, any action designed to cause or that would result in, or which constitutes or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

     1.7  Representations and Warranties of the Seller. The Seller hereby
          --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a)  Authorization: Enforcement. The Seller has the requisite power
               --------------------------
and authority to enter into and to consummate the transactions contemplated by each of this Agreement and the Escrow Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement and the Escrow Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement and the Escrow Agreement have been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Seller enforceable against the Seller in accordance with their terms.

          (b)  No Liens on Seller's Shares. As of the Settlement Date the Seller
               ---------------------------
will be the sole beneficial owner of the Shares and the Seller will deliver to the Purchaser valid title to the Shares free and clear of all liens, pledges, encumbrances, security interests, and other restrictions. The Shares are not the subject of any shareholders' or similar agreement granting any right of first offer, right of first refusal or preemptive right or restricting in any way the right of Seller to transfer the Shares to the Purchaser hereunder.

          (c)  No Conflicts. The execution, delivery and performance of this
               ------------
Agreement and the Escrow Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including, without limitation, federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected.

          (d)  Consents and Approvals. The Seller is not required to obtain any
               ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement and the Escrow Agreement, other than reports of beneficial ownership to applicable governmental authorities.

          (e)  Private Offering. Assuming the accuracy of the representations
               ----------------
and warranties of the Purchaser set forth in Section 1.6, the offer and sale of the Shares to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Seller nor any Person acting on its behalf has taken or is, to the knowledge of the Seller, contemplating taking any action which could subject the offering or sale of the Shares to the registration requirements of the Securities Act including, without limitation, soliciting any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (f)  Certain Fees. Except for certain fees payable by the Seller as
               ------------
set forth in Schedule 1 hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement or the Escrow Agreement.

          (g)  Solicitation Materials. Neither the Seller nor any Person acting
               ----------------------
on the Seller's behalf has solicited any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (h)  Disclosure. The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Shares.

                                  ARTICLE II
                        OTHER AGREEMENTS OF THE PARTIES

     2.1  Transfer Restrictions: Legend.
          -----------------------------

          (a) The Purchaser acknowledges that Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a "Purchaser" under this Agreement, the Registration Rights, Agreement and the Escrow Agreement.

          (b) The Purchaser acknowledges that until the Shares are registered pursuant to an effective registration statement or may otherwise be disposed of pursuant to an available exemption from (including, without limitation, under Rule 144(k) promulgated under the Securities Act) or in a transaction not subject to the registration requirements of the Securities Act, the following or similar legend shall appear on the stock certificates representing the Shares:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE "SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION

     NOT SUBJECT TO, THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

     2.2  Indemnification.
          ----------------

          (a) The Seller agrees to indemnify and hold harmless the Purchaser and its shareholders, officers, directors, employees, agents and representatives (each, a "Purchaser Indemnitee," and collectively, the "Purchaser Indemnitees")
          --------------------                          ---------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and expenses) (collectively, "Purchaser's Losses") which may be suffered or incurred by any Purchaser
 ------------------
Indemnitee as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement or the Escrow Agreement.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller and its shareholders, officers, directors, employees, agents and representatives (each, a "Seller Indemnitee," and collectively, the "Seller Indemnitees")
          -----------------                          ------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and other expenses) (collectively, "Seller's Losses") which may be suffered or incurred by any Seller Indemnitee as
 ---------------
a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement or the Escrow Agreement.

          (c) In case any proceeding (including, without limitation, any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "Indemnified Party") shall promptly notify the Person against whom such
 ------------------
indemnity may be sought (the "Indemnifying Party") in writing of the occurrence
                              ------------------
of the facts and circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section 2.2 shall not in any way affect the Indemnifying Party's indemnification obligation hereunder except and only to the extent that the Indemnifying Party is actually prejudiced thereby. In case any such proceeding shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the Indemnifying Party shall pay as incurred the fees and expenses of the counsel retained by the Indemnified Party in the event
(i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including, without limitation, any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified

Party from and against any loss or liability by reason of such settlement or judgment and the Indemnifying Party shall obtain a full release of the Indemnified Party.

                                  ARTICLE III
                                 MISCELLANEOUS

     3.1  Fees and Expenses. Each party hereto shall pay the fees and expenses
          -----------------
of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

     3.2  Entire Agreement: Amendments. This Agreement, together with any
          ----------------------------
Exhibits or Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     3.3  Notices. Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of(i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date and earlier than 11:59 p.m. (California time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller

     If by U.S. Mail:         The Allen E. Paulson Living Trust
                              Paulson Enterprises
                              P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile No.: 858-756-3194
                              Attn: J. Michael Paulson
                                    and Edward White

     If by Courier:           The Allen E. Paulson Living Trust
                              c/o Del Mar Country Club, 6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067
                              Facsimile No.: 858-756-3194
                              Attn: J. Michael Paulson
                                    and Edward White

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA 90067-3026

                              Facsimile No.: 310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

      If to the Purchaser     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     3.4  Amendments: Waivers. No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     3.5  Headings. The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     3.6  Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively. This provision shall not limit the Purchaser's right to transfer the Shares in accordance with Section 2.1(a).

     3.7  No Third-Party Beneficiaries. This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     3.8  Governing Law. All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the courts of the State of California or in the federal courts of the United States for the Central District of California (the "California Courts"). Each party hereto hereby
                             -----------------
irrevocably submits to the jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including, without limitation, with respect to the enforcement of any provision of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     3.9  Survival. The representations, warranties, agreements and covenants
          --------
contained herein shall survive the Closing Date until the earlier to occur of
(i) one year after the Closing Date or (ii) the date on which all the Shares shall have been resold in accordance with Section 2.1.

     3.10 Execution. This Agreement may be executed in two or more counterparts,
          ---------
all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     3.11 Severability. In the event that any court of competent jurisdiction
          ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                   THE ALLEN E. PAULSON LIVING TRUST

                                   By: /s/ John Michael Paulson
                                       --------------------------------
                                   Name:  John Michael Paulson
                                   Title: Co-Trustee

                                   By:
                                       --------------------------------
                                   Name:  Edward White
                                   Title: Co-Trustee


                                   PURCHASER:



                                   ____________________________________
                                              Thomas Fogarty

                         Address for Notice:

                         Thomas Fogarty MD
                         3270 Alpine Road
                         Portola Valley, CA 94028
                         Facsimile No.: _________________

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                             THE ALLEN E. PAULSON LIVING TRUST


                                             By:______________________________
                                             Name:  John Michael Paulson
                                             Title: Co-Trustee


                                             By: /s/ Edward White
                                                ------------------------------
                                             Name:  Edward White
                                             Title: Co-Trustee


                                             PURCHASER:


                                             _________________________________
                                                       Thomas Fogarty

                              Address for Notice:

                              Thomas Fogarty MD
                              3270 Alpine Road
                              Portola Valley, CA 94028
                              Facsimile No.: _______________

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                            THE ALLEN E. PAULSON LIVING TRUST


                                            By:_______________________________
                                            Name:  John Michael Paulson
                                            Title: Co-Trustee


                                            By:_______________________________
                                            Name:  Edward White
                                            Title: Co-Trustee


                                            PURCHASER:

                                            THE FOGARTY FAMILY REVOCABLE TRUST


                                                  /s/ Thomas J. Fogarty
                                            ----------------------------------
                                               Thomas J. Fogarty, as Trustee

                              Address for Notice:

                              The Fogarty Family Revocable Trust
                              c/o Thomas Fogarty MD, Trustee
                              3270 Alpine Road
                              Portola Valley, CA 94028
                              Facsimile No.: 650-854-2778

                                  Schedule 1
                                  ----------



                       Schedule of Fees Payable by Seller
                       ----------------------------------

1. The Seller shall pay to the Company a fee equal to 3.5% of the aggregate gross purchase price paid by all Purchasers to the Seller in accordance with this Agreement and the other agreements executed and delivered concurrently herewith between the Seller and the Purchasers not party to this Agreement in regard to the purchase and sale of shares of Common Stock.

                                            /s/ Thomas J. Fogarty
                                            ----------------------------------
                                            Thomas Fogarty, MD


                                            Shares:  35,000

                                            Address: 3270 Alpine Road
                                                     Portola Valley, CA 94028


               [Signature Page to Registration Rights Agreement]

                                                                   EXHIBIT 7(b)3



--------------------------------------------------------------------------------



                         SECURITIES PURCHASE AGREEMENT

                                     among


                       THE ALLEN E. PAULSON LIVING TRUST


                                      and

                               LESTER B. KNIGHT



                          Dated as of August 13, 2001



--------------------------------------------------------------------------------

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 13,
                                          ---------
2001, among The Allen E. Paulson Living Trust, a California trust (the "Seller"), and Lester B. Knight (the "Purchaser").
                                      ---------

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller 250,000 shares (the "Shares") of common stock (the
                                              ------
"Common Stock") of CardioDynamics International Corporation, a California
 ------------
corporation (the "Company"), no par value per share (such shares being
                  -------
collectively referred to herein as the "Shares") in accordance with the terms
                                        ------
and conditions set forth herein; and

     WHEREAS, with regard to the shares of Common Stock to be sold by the Seller to the Purchaser hereunder, the Purchaser, the Company and certain other parties who are also purchasing shares of Common Stock from Seller (the Purchaser and such other parties who are purchasing Common Stock from the Seller are collectively referred to herein as the "Purchasers") are entering into a
                                        ----------
Registration Rights Agreement, dated as of the date of this Agreement, in the form of Exhibit A (the "Registration Rights Agreement").
        ---------       -----------------------------

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I
                               PURCHASE AND SALE

     1.1  Closing and Settlement Date.  Subject to the terms and conditions set
          ---------------------------
forth in this Agreement, the Seller shall sell to the Purchaser and the Purchaser shall purchase the Shares in exchange for a purchase price equal to the product of (a) (i) the average closing price of the Common Stock on Nasdaq or, if not then traded on Nasdaq, on a Subsequent Market on which the Common Stock is then traded, for the twenty (20) Trading Days immediately preceding, but excluding, the Closing Date (as defined herein), multiplied by (ii) 0.90, multiplied by (b) the aggregate number of Shares (the "Purchase Price"). The
                                                       --------------
closing (the "Closing") of the transactions contemplated herein shall occur at the offices of Gibson, Dunn & Crutcher LLP, 2029 Century Park East, Suite 4000, Los Angeles, California 90067, on the execution date of this Agreement, with payment and delivery of the Shares to occur on the Settlement Date (as defined below). The date of the Closing is hereinafter referred to as the "Closing
                                                                   -------
Date."
----

     1.2  The Closing Date.  As a condition precedent to each of the parties'
          ----------------
obligations hereunder, on the Closing Date, the Company and the parties shall deliver or shall cause to be delivered the following:

          (A) the Company shall deliver to the Purchaser (i) a Registration Rights Agreement, in the form of Exhibit A, executed by the Company and dated as
                                 ---------
of the date hereof between the Company and the Purchasers and (ii) the Transfer Agent Instructions, in the form of Exhibit B, executed by the Company and
                                   ---------
delivered to and acknowledged by the Company's transfer agent (the "Transfer
                                                                    --------
Agent Instructions");
------------------

          (B) the Seller shall deliver to the Purchaser (i) this Agreement, executed by the Seller (ii) the escrow agreement ("Escrow Agreement"), dated as
                                                  -----------------
of the date hereof among the Seller, the Purchasers, California Bank & Trust and Clark & Trevithick (the "Escrow Agent"), executed by the Seller;
                         ------------

          (C) the Purchaser shall deliver (i) to the Seller, this Agreement executed by the Purchaser, (ii) to the Company, a Registration Rights Agreement, executed by the Purchaser, (iii) to the Escrow Agent, the Purchase Price, in United States dollars in immediately available funds by wire transfer; provided
                                                                       --------
that such funds shall be disbursed in accordance with the terms of the Escrow Agreement; and (iv) to the Seller and the Escrow Agent, the Escrow Agreement executed by the Purchaser;

          (D) each of California Bank & Trust, the Company and the Escrow Agent shall deliver to the Purchasers and Seller, the Escrow Agreement executed by such party; and

          (E) the Company shall deliver to the Purchasers the Registration Rights Agreement executed by the Company.

     1.3  The Settlement Date.  On or prior to the tenth Trading Day following
          -------------------
the delivery of the Purchase Price to the Escrow Agent (the "Settlement Date")
                                                             ---------------
(A) the Seller shall cause to be delivered to the Purchaser a stock certificate, registered in the name of the Purchaser, representing the Shares and (B) in accordance with the terms of the Escrow Agreement, the Escrow Agent shall disburse the Purchase Price in United States dollars in immediately available funds by wire transfer.

     1.4  [Intentionally omitted.]

     1.5  Certain Defined Terms.
          ---------------------

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

          "Business Day" shall mean any day except Saturday, Sunday and any day
           ------------
which shall be a legal holiday or a day on which banking institutions in Chicago or California are authorized or required by law or other governmental action to close.

          "Commission" means the United States Securities and Exchange
           ----------
Commission.

          "Nasdaq" means the Nasdaq National Market.
           ------

          "Person" means an individual or corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Subsequent Market" shall mean any of the New York Stock Exchange,
           -----------------
American Stock Exchange, Inc. or Nasdaq Small Cap Market.

          "Trading Day" means a day on which the shares of Common Stock are
           -----------
traded on the Nasdaq or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the Nasdaq or a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or
--------
quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

     1.6  Representations and Warranties of the Purchaser. The Purchaser
          -----------------------------------------------
represents and warrants to the Seller as follows:

          (a) Consents; Authority.  No consents, waivers or approvals from, or
              -------------------
notification of or filings with, any governmental authority or other Person are required for the Purchaser to enter into this Agreement. All actions on the part of the Purchaser necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been taken. Each of this Agreement, the Registration Rights Agreement and the Escrow Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Investment Intent.  The Purchaser is acquiring the Shares as
              -----------------
principal for its own account, for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof. The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not have, or plan to enter into, any agreement, arrangement or understanding, directly or indirectly, with any Person to sell, transfer, grant participations in or distribute the Shares.

          (c) Purchaser Status.  At the time the Purchaser was offered the
              ----------------
Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act").
 --------------

          (d) Experience of the Purchaser.  The Purchaser, either alone or
              ---------------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

          (e) Ability of the Purchaser to Bear Risk of Investment.  The
              ---------------------------------------------------
Purchaser is able to bear the economic risk of its investment in the Shares and can afford the complete loss of such investment.

          (f)  Access to Information.  The Purchaser acknowledges that it has
               ---------------------
reviewed all necessary information concerning the Company and has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller and the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (g)  General Solicitation.  The Purchaser is not purchasing the Shares
               --------------------
as a result of or subsequent to any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (h)  Reliance.  The Purchaser understands and acknowledges that (i)
               --------
Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Seller will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to and acknowledges such reliance.

          (i)  No Conflicts; Advice.  The Purchaser's investment in the Shares
               --------------------
does not and will not conflict with or violate any term or provision of any instrument, agreement, law, regulation, order or decree to which the Purchaser or any of its properties is a party or is subject. The Purchaser acknowledges that it has not relied on the Seller or any of its officers, directors, affiliates, employees, representatives or agents for any tax, legal, financial, investment or other advice. In regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, only its own tax, legal, financial, investment and other advisors.

          (j)  Brokers, Etc.  No finder, broker, agent, financial advisor or
               ------------
other intermediary acted on behalf of the Purchaser in connection with the offering of the Shares or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

          (k)  Compliance With Law.  The Purchaser's trading and distribution
               -------------------
activities with respect to the Shares will be in compliance with all applicable state and federal securities laws, rules and regulations (including, without limitation, Regulation M) and the rules and regulations of the Nasdaq Stock Market. Neither the Purchaser nor any of its affiliates (as that term is defined in Rule 405 of the Securities Act) (i) has entered, nor will any of them enter, into any agreement or other arrangement to effect any short sale of any of the Shares, or (ii) take, directly or indirectly, any action designed to cause or that would result in, or which constitutes or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

     1.7  Representations and Warranties of the Seller.  The Seller hereby
          --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a)  Authorization: Enforcement.  The Seller has the requisite power
               --------------------------
and authority to enter into and to consummate the transactions contemplated by each of this Agreement and the Escrow Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement and the Escrow Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement and the Escrow Agreement have been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Seller enforceable against the Seller in accordance with their terms.

          (b)  No Liens on Seller's Shares. As of the Settlement Date the Seller
               ---------------------------
will be the sole beneficial owner of the Shares and the Seller will deliver to the Purchaser valid title to the Shares free and clear of all liens, pledges, encumbrances, security interests, and other restrictions. The Shares are not the subject of any shareholders' or similar agreement granting any right of first offer, right of first refusal or preemptive right or restricting in any way the right of Seller to transfer the Shares to the Purchaser hereunder.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement and the Escrow Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including, without limitation, federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected.

          (d)  Consents and Approvals.  The Seller is not required to obtain any
               ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement and the Escrow Agreement, other than reports of beneficial ownership to applicable governmental authorities.

          (e)  Private Offering.  Assuming the accuracy of the representations
               ----------------
and warranties of the Purchaser set forth in Section 1.6, the offer and sale of the Shares to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Seller nor any Person acting on its behalf has taken or is, to the knowledge of the Seller, contemplating taking any action which could subject the offering or sale of the Shares to the registration requirements of the Securities Act including, without limitation, soliciting any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (f)  Certain Fees.  Except for certain fees payable by the Seller as
               ------------
set forth in Schedule 1 hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial
advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement or the Escrow Agreement.

          (g) Solicitation Materials.  Neither the Seller nor any Person acting
              ----------------------
on the Seller's behalf has solicited any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (h) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Shares.

                                  ARTICLE II
                        OTHER AGREEMENTS OF THE PARTIES

     2.1  Transfer Restrictions: Legend.
          -----------------------------

          (a) The Purchaser acknowledges that Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a "Purchaser" under this Agreement, the Registration Rights Agreement and the Escrow Agreement.

          (b) The Purchaser acknowledges that until the Shares are registered pursuant to an effective registration statement or may otherwise be disposed of pursuant to an available exemption from (including, without limitation, under Rule 144(k) promulgated under the Securities Act) or in a transaction not subject to the registration requirements of the Securities Act, the following or similar legend shall appear on the stock certificates representing the Shares:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE "SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE

     SECURITIES OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

     2.2  Indemnification.
          ---------------

          (a) The Seller agrees to indemnify and hold harmless the Purchaser and its shareholders, officers, directors, employees, agents and representatives (each, a "Purchaser Indemnitee," and collectively, the "Purchaser Indemnitees")
          --------------------                          ---------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and expenses) (collectively, "Purchaser's Losses") which may be suffered or incurred by any Purchaser
 ------------------
Indemnitee as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement or the Escrow Agreement.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller and its shareholders, officers, directors, employees, agents and representatives (each, a "Seller Indemnitee," and collectively, the "Seller Indemnitees")
          -----------------                          ------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and other expenses) (collectively, "Seller's Losses") which may be suffered or incurred by any Seller Indemnitee as
 ---------------
a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement or the Escrow Agreement.

          (c) In case any proceeding (including, without limitation, any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "Indemnified Party") shall promptly notify the Person against whom such
 -----------------
indemnity may be sought (the "Indemnifying Party") in writing of the occurrence
                              ------------------
of the facts and circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section 2.2 shall not in any way affect the Indemnifying Party's indemnification obligation hereunder except and only to the extent that the Indemnifying Party is actually prejudiced thereby. In case any such proceeding shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the Indemnifying Party shall pay as incurred the fees and expenses of the counsel retained by the Indemnified Party in the event
(i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including, without limitation, any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment and the Indemnifying Party shall obtain a full release of the Indemnified Party.

                                  ARTICLE III
                                 MISCELLANEOUS

     3.1  Fees and Expenses.  Each party hereto shall pay the fees and expenses
          -----------------
of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

     3.2  Entire Agreement: Amendments.  This Agreement, together with any
          ----------------------------
Exhibits or Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     3.3  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date and earlier than 11:59 p.m. (California time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller:

     If by U.S. Mail:             The Allen E. Paulson Living Trust
                                  Paulson Enterprises
                                  P.O. Box 9660
                                  Rancho Santa Fe, CA 92067
                                  Facsimile No.: 858-756-3194
                                  Attn:  J. Michael Paulson
                                         and Edward White


     If by Courier:               The Allen E. Paulson Living Trust
                                  c/o Del Mar Country Club, 6001 Clubhouse Drive
                                  Rancho Santa Fe, CA 92067
                                  Facsimile No.: 858-756-3194
                                  Attn:  J. Michael Paulson
                                         and Edward White

     With a copy to:              Gibson, Dunn & Crutcher LLP
                                  2029 Century Park East
                                  Century City, CA 90067-3026
                                  Facsimile No.: 310-551-8741
                                  Telephone No.: 310-552-8500
                                  Attn:  Shari Leinwand, Esq.

     If to the Purchaser:         To the address set forth under the
                                  Purchaser's name on the signature
                                  pages hereto

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     3.4  Amendments: Waivers.  No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     3.5  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     3.6  Successors and Assigns.  This Agreement shall be binding upon and
          -------------- -------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively. This provision shall not limit the Purchaser's right to transfer the Shares in accordance with Section 2.1(a).

     3.7  No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     3.8  Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the courts of the State of California or in the federal courts of the United States for the Central District of California (the "California Courts"). Each party hereto hereby
                             -----------------
irrevocably submits to the jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including, without limitation, with respect to the enforcement of any provision of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     3.9   Survival.  The representations, warranties, agreements and covenants
           --------
contained herein shall survive the Closing Date until the earlier to occur of
(i) one year after the Closing Date or (ii) the date on which all the Shares shall have been resold in accordance with Section 2.1.

     3.10  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     3.11  Severability.  In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                       THE ALLEN E. PAULSON LIVING TRUST


                                       By: /s/ John Michael Paulson
                                          --------------------------------------
                                       Name:   John Michael Paulson
                                       Title:  Co-Trustee



                                       By: /s/ Edward White
                                          --------------------------------------
                                       Name:   Edward White
                                       Title:  Co-Trustee



                                       PURCHASER:


                                               /s/ Lester B. Knight
                                       -----------------------------------------
                                                   Lester B. Knight


                              Address for Notice:

                              Lester B. Knight
                              c/o RoundTable Healthcare Partners
                              272 E. Deerpath Road, Suite 350
                              Lake Forest, IL 60045
                              Facsimile No.: 847-482-9215

With a copy to:               Tony Decello
                              c/o McCormack Advisors International
                              IMG Center, Suite 100, 1360 East 9th
                              Cleveland, OH 44114
                              Facsimile No.: 216-436-3396

                              Robyn Schneider
                              c/o Prairie Capital Management
                              920 York Road, Suite 350
                              Hinsdale, IL 60521
                              Facsimile No.: 630-850-9951

                                  Schedule 1
                                  ----------


                      Schedule of Fees Payable by Seller
                      ----------------------------------

1. The Seller shall pay to the Company a fee equal to 3.5% of the aggregate gross purchase price paid by all Purchasers to the Seller in accordance with this Agreement and the other agreements executed and delivered concurrently herewith between the Seller and the Purchasers not party to this Agreement in regard to the purchase and sale of shares of Common Stock.

                                                                   EXHIBIT 7(b)4

--------------------------------------------------------------------------------

                         SECURITIES PURCHASE AGREEMENT

                                     among

                       THE ALLEN E. PAULSON LIVING TRUST

                                      and

                               JACK L. McGINLEY


                          Dated as of August 13, 2001

--------------------------------------------------------------------------------

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 13,
                                          -----------
2001, among The Allen E. Paulson Living Trust, a California trust (the "Seller"), and Jack L. McGinley (the "Purchaser").
                                      ---------

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller 100,000 shares (the "Shares") of common stock (the
                                              ------
"Common Stock") of CardioDynamics International Corporation, a California
--------------
corporation (the "Company"), no par value per share (such shares being
                  ---------
collectively referred to herein as the "Shares") in accordance with the terms
                                        ------
and conditions set forth herein; and

     WHEREAS, with regard to the shares of Common Stock to be sold by the Seller to the Purchaser hereunder, the Purchaser, the Company and certain other parties who are also purchasing shares of Common Stock from Seller (the Purchaser and such other parties who are purchasing Common Stock from the Seller are collectively referred to herein as the "Purchasers") are entering into a
                                        ----------
Registration Rights Agreement, dated as of the date of this Agreement, in the form of Exhibit A (the "Registration Rights Agreement").
        ---------       ------------------------------

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I
                               PURCHASE AND SALE

     1.1  Closing and Settlement Date.  Subject to the terms and conditions set
          ---------------------------
forth in this Agreement, the Seller shall sell to the Purchaser and the Purchaser shall purchase the Shares in exchange for a purchase price equal to the product of (a) (i) the average closing price of the Common Stock on Nasdaq or, if not then traded on Nasdaq, on a Subsequent Market on which the Common Stock is then traded, for the twenty (20) Trading Days immediately preceding, but excluding, the Closing Date (as defined herein), multiplied by (ii) 0.90, multiplied by (b) the aggregate number of Shares (the "Purchase Price"). The
                                                       --------------
closing (the "Closing") of the transactions contemplated herein shall occur at the offices of Gibson, Dunn & Crutcher LLP, 2029 Century Park East, Suite 4000, Los Angeles, California 90067, on the execution date of this Agreement, with payment and delivery of the Shares to occur on the Settlement Date (as defined below). The date of the Closing is hereinafter referred to as the "Closing
                                                                   -------
Date."
----

     1.2  The Closing Date.  As a condition precedent to each of the parties'
          ----------------
obligations hereunder, on the Closing Date, the Company and the parties shall deliver or shall cause to be delivered the following:

          (A) the Company shall deliver to the Purchaser (i) a Registration Rights Agreement, in the form of Exhibit A, executed by the Company and dated as
                                 ---------
of the date hereof between the Company and the Purchasers and (ii) the Transfer Agent Instructions, in the form of Exhibit B, executed by the Company and
                                   ---------
delivered to and acknowledged by the Company's transfer agent (the "Transfer
                                                                    --------
Agent Instructions");
------------------

          (B) the Seller shall deliver to the Purchaser (i) this Agreement, executed by the Seller (ii) the escrow agreement ("Escrow Agreement"), dated as
                                                  -----------------
of the date hereof among the Seller, the Purchasers, California Bank & Trust and Clark & Trevithick (the "Escrow Agent"), executed by the Seller;
                         -------------

          (C) the Purchaser shall deliver (i) to the Seller, this Agreement executed by the Purchaser, (ii) to the Company, a Registration Rights Agreement, executed by the Purchaser, (iii) to the Escrow Agent, the Purchase Price, in United States dollars in immediately available funds by wire transfer; provided
                                                                       --------
that such funds shall be disbursed in accordance with the terms of the Escrow Agreement; and (iv) to the Seller and the Escrow Agent, the Escrow Agreement executed by the Purchaser;

          (D) each of California Bank & Trust, the Company and the Escrow Agent shall deliver to the Purchasers and Seller, the Escrow Agreement executed by such party; and

          (E) the Company shall deliver to the Purchasers the Registration Rights Agreement executed by the Company.

     1.3  The Settlement Date.  On or prior to the tenth Trading Day following
          -------------------
the delivery of the Purchase Price to the Escrow Agent (the "Settlement Date")
                                                             ----------------
(A) the Seller shall cause to be delivered to the Purchaser a stock certificate, registered in the name of the Purchaser, representing the Shares and (B) in accordance with the terms of the Escrow Agreement, the Escrow Agent shall disburse the Purchase Price in United States dollars in immediately available funds by wire transfer.

     1.4  [Intentionally omitted.]

     1.5  Certain Defined Terms.
          ---------------------

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

          "Business Day" shall mean any day except Saturday, Sunday and any day
           ------------
which shall be a legal holiday or a day on which banking institutions in Chicago or California are authorized or required by law or other governmental action to close.

          "Commission" means the United States Securities and Exchange
           ----------
Commission.

          "Nasdaq" means the Nasdaq National Market.
           ------

          "Person" means an individual or corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Subsequent Market" shall mean any of the New York Stock Exchange,
           -----------------
American Stock Exchange, Inc. or Nasdaq Small Cap Market.

          "Trading Day" means a day on which the shares of Common Stock are
           -----------
traded on the Nasdaq or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the Nasdaq or a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or
--------
quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

     1.6  Representations and Warranties of the Purchaser. The Purchaser
          -----------------------------------------------
represents and warrants to the Seller as follows:

          (a) Consents; Authority.  No consents, waivers or approvals from, or
              -------------------
notification of or filings with, any governmental authority or other Person are required for the Purchaser to enter into this Agreement. All actions on the part of the Purchaser necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been taken. Each of this Agreement, the Registration Rights Agreement and the Escrow Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Investment Intent.  The Purchaser is acquiring the Shares as
              -----------------
principal for its own account, for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof. The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not have, or plan to enter into, any agreement, arrangement or understanding, directly or indirectly, with any Person to sell, transfer, grant participations in or distribute the Shares.

          (c) Purchaser Status.  At the time the Purchaser was offered the
              ----------------
Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act").
 --------------

          (d) Experience of the Purchaser.  The Purchaser, either alone or
              ---------------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

          (e) Ability of the Purchaser to Bear Risk of Investment.  The
              ---------------------------------------- ----------
Purchaser is able to bear the economic risk of its investment in the Shares and can afford the complete loss of such investment.

          (f) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Company and has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller and the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (g) General Solicitation.  The Purchaser is not purchasing the Shares
              --------------------
as a result of or subsequent to any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (h) Reliance.  The Purchaser understands and acknowledges that (i)
              --------
Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Seller will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to and acknowledges such reliance.

          (i) No Conflicts; Advice.  The Purchaser's investment in the Shares
              --------------------
does not and will not conflict with or violate any term or provision of any instrument, agreement, law, regulation, order or decree to which the Purchaser or any of its properties is a party or is subject. The Purchaser acknowledges that it has not relied on the Seller or any of its officers, directors, affiliates, employees, representatives or agents for any tax, legal, financial, investment or other advice. In regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, only its own tax, legal, financial, investment and other advisors.

          (j) Brokers, Etc.  No finder, broker, agent, financial advisor or
              ------------
other intermediary acted on behalf of the Purchaser in connection with the offering of the Shares or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

          (k) Compliance With Law.  The Purchaser's trading and distribution
              -------------------
activities with respect to the Shares will be in compliance with all applicable state and federal securities laws, rules and regulations (including, without limitation, Regulation M) and the rules and regulations of the Nasdaq Stock Market. Neither the Purchaser nor any of its affiliates (as that term is defined in Rule 405 of the Securities Act) (i) has entered, nor will any of them enter, into any agreement or other arrangement to effect any short sale of any of the Shares, or (ii) take, directly or indirectly, any action designed to cause or that would result in, or which constitutes or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

     1.7  Representations and Warranties of the Seller.  The Seller hereby
          --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization: Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by each of this Agreement and the Escrow Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement and the Escrow Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement and the Escrow Agreement have been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Seller enforceable against the Seller in accordance with their terms.

          (b) No Liens on Seller's Shares.  As of the Settlement Date the Seller
              ---------------------------
will be the sole beneficial owner of the Shares and the Seller will deliver to the Purchaser valid title to the Shares free and clear of all liens, pledges, encumbrances, security interests, and other restrictions. The Shares are not the subject of any shareholders' or similar agreement granting any right of first offer, right of first refusal or preemptive right or restricting in any way the right of Seller to transfer the Shares to the Purchaser hereunder.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement and the Escrow Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including, without limitation, federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement and the Escrow Agreement, other than reports of beneficial ownership to applicable governmental authorities.

          (e) Private Offering.  Assuming the accuracy of the representations
              ----------------
and warranties of the Purchaser set forth in Section 1.6, the offer and sale of the Shares to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Seller nor any Person acting on its behalf has taken or is, to the knowledge of the Seller, contemplating taking any action which could subject the offering or sale of the Shares to the registration requirements of the Securities Act including, without limitation, soliciting any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (f) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule 1 hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial
advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement or the Escrow Agreement.

          (g) Solicitation Materials.  Neither the Seller nor any Person acting
              ----------------------
on the Seller's behalf has solicited any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (h) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Shares.

                                   ARTICLE II
                        OTHER AGREEMENTS OF THE PARTIES

     2.1  Transfer Restrictions: Legend.
          -----------------------------

          (a) The Purchaser acknowledges that Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a "Purchaser" under this Agreement, the Registration Rights Agreement and the Escrow Agreement.

          (b) The Purchaser acknowledges that until the Shares are registered pursuant to an effective registration statement or may otherwise be disposed of pursuant to an available exemption from (including, without limitation, under Rule 144(k) promulgated under the Securities Act) or in a transaction not subject to the registration requirements of the Securities Act, the following or similar legend shall appear on the stock certificates representing the Shares:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE "SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE

     SECURITIES OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

     2.2  Indemnification.
          ---------------

          (a) The Seller agrees to indemnify and hold harmless the Purchaser and its shareholders, officers, directors, employees, agents and representatives (each, a "Purchaser Indemnitee," and collectively, the "Purchaser Indemnitees")
          --------------------                          ---------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and expenses) (collectively, "Purchaser's Losses") which may be suffered or incurred by any Purchaser
 ------------------
Indemnitee as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement or the Escrow Agreement.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller and its shareholders, officers, directors, employees, agents and representatives (each, a "Seller Indemnitee," and collectively, the "Seller Indemnitees")
          -----------------                          ------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and other expenses) (collectively, "Seller's Losses") which may be suffered or incurred by any Seller Indemnitee as
 ---------------
a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement or the Escrow Agreement.

          (c) In case any proceeding (including, without limitation, any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "Indemnified Party") shall promptly notify the Person against whom such
 -----------------
indemnity may be sought (the "Indemnifying Party") in writing of the occurrence
                              ------------------
of the facts and circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section 2.2 shall not in any way affect the Indemnifying Party's indemnification obligation hereunder except and only to the extent that the Indemnifying Party is actually prejudiced thereby. In case any such proceeding shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the Indemnifying Party shall pay as incurred the fees and expenses of the counsel retained by the Indemnified Party in the event
(i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including, without limitation, any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment and the Indemnifying Party shall obtain a full release of the Indemnified Party.

                                  ARTICLE III
                                 MISCELLANEOUS

     3.1 Fees and Expenses.  Each party hereto shall pay the fees and expenses
         -----------------
of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

     3.2 Entire Agreement: Amendments.  This Agreement, together with any
         ----------------------------
Exhibits or Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     3.3 Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date and earlier than 11:59 p.m. (California time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller:

     If by U.S. Mail:             The Allen E. Paulson Living Trust
                                  Paulson Enterprises
                                  P.O. Box 9660
                                  Rancho Santa Fe, CA 92067
                                  Facsimile No.: 858-756-3194
                                  Attn: J. Michael Paulson
                                        and Edward White

     If by Courier:               The Allen E. Paulson Living Trust
                                  Paulson Enterprises
                                  c/o Del Mar Country Club, 6001 Clubhouse Drive
                                  Rancho Santa Fe, CA 92067
                                  Facsimile No.: 858-756-3194
                                  Attn: J. Michael Paulson
                                        and Edward White

     With a copy to:                          Gibson, Dunn & Crutcher LLP
                                              2029 Century Park East
                                              Century City, CA 90067-3026
                                              Facsimile No.: 310-551-8741
                                              Telephone No.: 310-552-8500
                                              Attn:  Shari Leinwand, Esq.

     If to the Purchaser:                     To the address set forth under the
                                              Purchaser's name on the signature
                                              pages hereto

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     3.4  Amendments: Waivers.  No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     3.5  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     3.6  Successors and Assigns.  This Agreement shall be binding upon and
          -------------- -------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively. This provision shall not limit the Purchaser's right to transfer the Shares in accordance with Section 2.1(a).

     3.7  No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     3.8  Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the courts of the State of California or in the federal courts of the United States for the Central District of California (the "California Courts"). Each party hereto hereby
                             -----------------
irrevocably submits to the jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including, without limitation, with respect to the enforcement of any provision of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     3.9   Survival.  The representations, warranties, agreements and covenants
           --------
contained herein shall survive the Closing Date until the earlier to occur of
(i) one year after the Closing Date or (ii) the date on which all the Shares shall have been resold in accordance with Section 2.1.

     3.10  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     3.11  Severability.  In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                               THE ALLEN E. PAULSON LIVING TRUST


                                               By: /s/ John Michael Paulson
                                                  ------------------------------
                                                  Name:  John Michael Paulson
                                                  Title: Co-Trustee


                                               By: /s/ Edward White
                                                  ------------------------------
                                                  Name:  Edward White
                                                  Title: Co-Trustee

                                               PURCHASER:

                                                  /s/ Jack L. McGinley
                                               ---------------------------------
                                                      Jack L. McGinley

                    Address for Notice:

                    Jack L. McGinley
                    c/o RoundTable Healthcare Partners
                    272 E. Deerpath Road, Suite 350
                    Lake Forest, IL 60045
                    Facsimile No.: 847-182 9215

With a copy to:     Tom Zanecchia
                    c/o Wealth Management Consultants
                    475 17th Street, Suite 570
                    Denver, CO 80202
                    Facsimile No.: 303-292-9226

                    Chuck Martin
                    Benham, Ichen & Knox LLP
                    1117 South Milwaukee Ave., Suite C11
                    Libertyville, IL 60048-3763
                    Facsimile No.: 847-362-5016

                                  Schedule 1
                                  ----------



                       Schedule of Fees Payable by Seller
                       ----------------------------------

1. The Seller shall pay to the Company a fee equal to 3.5% of the aggregate gross purchase price paid by all Purchasers to the Seller in accordance with this Agreement and the other agreements executed and delivered concurrently herewith between the Seller and the Purchasers not party to this Agreement in regard to the purchase and sale of shares of Common Stock.

                                                                   Exhibit 7(b)5

--------------------------------------------------------------------------------


                         SECURITIES PURCHASE AGREEMENT

                                     among

                       THE ALLEN E. PAULSON LIVING TRUST

                                      and

                                TODD E. WARNOCK

                          Dated as of August 13, 2001


--------------------------------------------------------------------------------

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 13,
                                          -----------
2001, among The Allen E. Paulson Living Trust, a California trust (the "Seller"), and Todd E. Warnock (the "Purchaser").
                                     ---------

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller 25,000 shares (the "Shares") of common stock (the
                                             ------
"Common Stock") of CardioDynamics International Corporation, a California
 ------------
corporation (the "Company"), no par value per share (such shares being
                  ---------
collectively referred to herein as the "Shares") in accordance with the terms
                                        ------
and conditions set forth herein; and

     WHEREAS, with regard to the shares of Common Stock to be sold by the Seller to the Purchaser hereunder, the Purchaser, the Company and certain other parties who are also purchasing shares of Common Stock from Seller (the Purchaser and such other parties who are purchasing Common Stock from the Seller are collectively referred to herein as the "Purchasers") are entering into a
                                        ----------
Registration Rights Agreement, dated as of the date of this Agreement, in the form of Exhibit A (the "Registration Rights Agreement").
        ---------       ------------------------------

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I
                               PURCHASE AND SALE

     1.1  Closing and Settlement Date.  Subject to the terms and conditions set
          ---------------------------
forth in this Agreement, the Seller shall sell to the Purchaser and the Purchaser shall purchase the Shares in exchange for a purchase price equal to the product of (a) (i) the average closing price of the Common Stock on Nasdaq or, if not then traded on Nasdaq, on a Subsequent Market on which the Common Stock is then traded, for the twenty (20) Trading Days immediately preceding, but excluding, the Closing Date (as defined herein), multiplied by (ii) 0.90, multiplied by (b) the aggregate number of Shares (the "Purchase Price"). The
                                                       --------------
closing (the "Closing") of the transactions contemplated herein shall occur at the offices of Gibson, Dunn & Crutcher LLP, 2029 Century Park East, Suite 4000, Los Angeles, California 90067, on the execution date of this Agreement, with payment and delivery of the Shares to occur on the Settlement Date (as defined below). The date of the Closing is hereinafter referred to as the "Closing
                                                                   -------
Date."
----

     1.2  The Closing Date.  As a condition precedent to each of the parties'
          ----------------
obligations hereunder, on the Closing Date, the Company and the parties shall deliver or shall cause to be delivered the following:

          (A) the Company shall deliver to the Purchaser (i) a Registration Rights Agreement, in the form of Exhibit A, executed by the Company and dated as
                                 ---------
of the date hereof between the Company and the Purchasers and (ii) the Transfer Agent Instructions, in the form of Exhibit B, executed by the Company and
                                   ---------
delivered to and acknowledged by the Company's transfer agent (the "Transfer
                                                                    --------
Agent Instructions");
------------------

          (B) the Seller shall deliver to the Purchaser (i) this Agreement, executed by the Seller (ii) the escrow agreement ("Escrow Agreement"), dated as
                                                  -----------------
of the date hereof among the Seller, the Purchasers, California Bank & Trust and Clark & Trevithick (the "Escrow Agent"), executed by the Seller;
                         -------------

          (C) the Purchaser shall deliver (i) to the Seller, this Agreement executed by the Purchaser, (ii) to the Company, a Registration Rights Agreement, executed by the Purchaser, (iii) to the Escrow Agent, the Purchase Price, in United States dollars in immediately available funds by wire transfer; provided
                                                                       --------
that such funds shall be disbursed in accordance with the terms of the Escrow Agreement; and (iv) to the Seller and the Escrow Agent, the Escrow Agreement executed by the Purchaser;

          (D) each of California Bank & Trust, the Company and the Escrow Agent shall deliver to the Purchasers and Seller, the Escrow Agreement executed by such party; and

          (E) the Company shall deliver to the Purchasers the Registration Rights Agreement executed by the Company.

     1.3  The Settlement Date.  On or prior to the tenth Trading Day following
          -------------------
the delivery of the Purchase Price to the Escrow Agent (the "Settlement Date")
                                                             ----------------
(A) the Seller shall cause to be delivered to the Purchaser a stock certificate, registered in the name of the Purchaser, representing the Shares and (B) in accordance with the terms of the Escrow Agreement, the Escrow Agent shall disburse the Purchase Price in United States dollars in immediately available funds by wire transfer.

     1.4  [Intentionally omitted.]

     1.5  Certain Defined Terms.
          ---------------------

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

          "Business Day" shall mean any day except Saturday, Sunday and any day
           ------------
which shall be a legal holiday or a day on which banking institutions in Chicago or California are authorized or required by law or other governmental action to close.

          "Commission" means the United States Securities and Exchange
           ----------
Commission.

          "Nasdaq" means the Nasdaq National Market.
           ------

          "Person" means an individual or corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Subsequent Market" shall mean any of the New York Stock Exchange,
           -----------------
American Stock Exchange, Inc. or Nasdaq Small Cap Market.

          "Trading Day" means a day on which the shares of Common Stock are
           -----------
traded on the Nasdaq or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the Nasdaq or a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or
--------
quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

     1.6  Representations and Warranties of the Purchaser. The Purchaser
          -----------------------------------------------
represents and warrants to the Seller as follows:

          (a) Consents; Authority.  No consents, waivers or approvals from, or
              -------------------
notification of or filings with, any governmental authority or other Person are required for the Purchaser to enter into this Agreement. All actions on the part of the Purchaser necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been taken. Each of this Agreement, the Registration Rights Agreement and the Escrow Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Investment Intent.  The Purchaser is acquiring the Shares as
              -----------------
principal for its own account, for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof. The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not have, or plan to enter into, any agreement, arrangement or understanding, directly or indirectly, with any Person to sell, transfer, grant participations in or distribute the Shares.

          (c) Purchaser Status.  At the time the Purchaser was offered the
              ----------------
Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act").
 --------------

          (d) Experience of the Purchaser.  The Purchaser, either alone or
              ---------------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

          (e) Ability of the Purchaser to Bear Risk of Investment.  The
              ---------------------------------------------------
Purchaser is able to bear the economic risk of its investment in the Shares and can afford the complete loss of such investment.

          (f) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Company and has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller and the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (g) General Solicitation.  The Purchaser is not purchasing the Shares
              --------------------
as a result of or subsequent to any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (h) Reliance.  The Purchaser understands and acknowledges that (i)
              --------
Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Seller will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to and acknowledges such reliance.

          (i) No Conflicts; Advice.  The Purchaser's investment in the Shares
              --------------------
does not and will not conflict with or violate any term or provision of any instrument, agreement, law, regulation, order or decree to which the Purchaser or any of its properties is a party or is subject. The Purchaser acknowledges that it has not relied on the Seller or any of its officers, directors, affiliates, employees, representatives or agents for any tax, legal, financial, investment or other advice. In regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, only its own tax, legal, financial, investment and other advisors.

          (j) Brokers, Etc.  No finder, broker, agent, financial advisor or
              ------------
other intermediary acted on behalf of the Purchaser in connection with the offering of the Shares or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

          (k) Compliance With Law.  The Purchaser's trading and distribution
              -------------------
activities with respect to the Shares will be in compliance with all applicable state and federal securities laws, rules and regulations (including, without limitation, Regulation M) and the rules and regulations of the Nasdaq Stock Market. Neither the Purchaser nor any of its affiliates (as that term is defined in Rule 405 of the Securities Act) (i) has entered, nor will any of them enter, into any agreement or other arrangement to effect any short sale of any of the Shares, or (ii) take, directly or indirectly, any action designed to cause or that would result in, or which constitutes or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

     1.7  Representations and Warranties of the Seller.  The Seller hereby
          --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization: Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by each of this Agreement and the Escrow Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement and the Escrow Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement and the Escrow Agreement have been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Seller enforceable against the Seller in accordance with their terms.

          (b) No Liens on Seller's Shares.  As of the Settlement Date the Seller
              ---------------------------
will be the sole beneficial owner of the Shares and the Seller will deliver to the Purchaser valid title to the Shares free and clear of all liens, pledges, encumbrances, security interests, and other restrictions. The Shares are not the subject of any shareholders' or similar agreement granting any right of first offer, right of first refusal or preemptive right or restricting in any way the right of Seller to transfer the Shares to the Purchaser hereunder.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement and the Escrow Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including, without limitation, federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement and the Escrow Agreement, other than reports of beneficial ownership to applicable governmental authorities.

          (e) Private Offering.  Assuming the accuracy of the representations
              ----------------
and warranties of the Purchaser set forth in Section 1.6, the offer and sale of the Shares to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Seller nor any Person acting on its behalf has taken or is, to the knowledge of the Seller, contemplating taking any action which could subject the offering or sale of the Shares to the registration requirements of the Securities Act including, without limitation, soliciting any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (f) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule 1 hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial
advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement or the Escrow Agreement.

          (g) Solicitation Materials.  Neither the Seller nor any Person acting
              ----------------------
on the Seller's behalf has solicited any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

          (h) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Shares.

                                  ARTICLE II
                        OTHER AGREEMENTS OF THE PARTIES

     2.1  Transfer Restrictions: Legend.
          -----------------------------

          (a) The Purchaser acknowledges that Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a "Purchaser" under this Agreement, the Registration Rights Agreement and the Escrow Agreement.

          (b) The Purchaser acknowledges that until the Shares are registered pursuant to an effective registration statement or may otherwise be disposed of pursuant to an available exemption from (including, without limitation, under Rule 144(k) promulgated under the Securities Act) or in a transaction not subject to the registration requirements of the Securities Act, the following or similar legend shall appear on the stock certificates representing the Shares:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE "SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE

     SECURITIES OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

     2.2  Indemnification.
          ---------------

          (a) The Seller agrees to indemnify and hold harmless the Purchaser and its shareholders, officers, directors, employees, agents and representatives (each, a "Purchaser Indemnitee," and collectively, the "Purchaser Indemnitees")
          --------------------                          ---------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and expenses) (collectively, "Purchaser's Losses") which may be suffered or incurred by any Purchaser
 ------------------
Indemnitee as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement or the Escrow Agreement.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller and its shareholders, officers, directors, employees, agents and representatives (each, a "Seller Indemnitee," and collectively, the "Seller Indemnitees")
          -----------------                          ------------------
against any damages, claims, losses, liabilities and expenses (including, without limitation, reasonable counsel fees and other expenses) (collectively, "Seller's Losses") which may be suffered or incurred by any Seller Indemnitee as
 ---------------
a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement or the Escrow Agreement.

          (c) In case any proceeding (including, without limitation, any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "Indemnified Party") shall promptly notify the Person against whom such
 -----------------
indemnity may be sought (the "Indemnifying Party") in writing of the occurrence
                              ------------------
of the facts and circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section 2.2 shall not in any way affect the Indemnifying Party's indemnification obligation hereunder except and only to the extent that the Indemnifying Party is actually prejudiced thereby. In case any such proceeding shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the Indemnifying Party shall pay as incurred the fees and expenses of the counsel retained by the Indemnified Party in the event
(i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including, without limitation, any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment and the Indemnifying Party shall obtain a full release of the Indemnified Party.

                                  ARTICLE III
                                 MISCELLANEOUS

     3.1 Fees and Expenses.  Each party hereto shall pay the fees and expenses
         -----------------
of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

     3.2  Entire Agreement: Amendments.  This Agreement, together with any
          ----------------------------
Exhibits or Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     3.3  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date and earlier than 11:59 p.m. (California time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller:

     If by U.S. Mail:         The Allen E. Paulson Living Trust
                              Paulson Enterprises
                              P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile No.: 858-756-3194
                              Attn:  J. Michael Paulson
                                     and Edward White

     If by Courier:           The Allen E. Paulson Living Trust
                              c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067
                              Facsimile No.: 858-756-3194
                              Attn: J. Michael Paulson
                                    and Edward White

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA 90067-3026
                              Facsimile No.: 310-551-8741
                              Telephone No.: 310-552-8500
                              Attn:  Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     3.4  Amendments: Waivers.  No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     3.5  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     3.6  Successors and Assigns.  This Agreement shall be binding upon and
          -------------- -------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively. This provision shall not limit the Purchaser's right to transfer the Shares in accordance with Section 2.1(a).

     3.7  No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     3.8  Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the courts of the State of California or in the federal courts of the United States for the Central District of California (the "California Courts"). Each party hereto hereby
                             -----------------
irrevocably submits to the jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including, without limitation, with respect to the enforcement of any provision of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (on behalf of itself and its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     3.9   Survival.  The representations, warranties, agreements and covenants
           --------
contained herein shall survive the Closing Date until the earlier to occur of
(i) one year after the Closing Date or (ii) the date on which all the Shares shall have been resold in accordance with Section 2.1.

     3.10  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     3.11  Severability.  In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                           THE ALLEN E. PAULSON LIVING TRUST


                                           By: /s/ John Michael Paulson
                                              ----------------------------
                                           Name:  John Michael Paulson
                                           Title:  Co-Trustee

                                           By: /s/ Edward White
                                              ----------------------------
                                           Name:  Edward White
                                           Title:  Co-Trustee


                                           PURCHASER:

                                            /s/ Todd E. Warnock
                                           -------------------------------
                                           Todd E. Warnock

                    Address for Notice:

                    Todd E. Warnock
                    739 Lincoln Avenue
                    Winnetka, IL  60093
                    Facsimile No.: 847-446-4339

                                  Schedule 1
                                  ----------


                      Schedule of Fees Payable by Seller
                      ----------------------------------

1. The Seller shall pay to the Company a fee equal to 3.5% of the aggregate gross purchase price paid by all Purchasers to the Seller in accordance with this Agreement and the other agreements executed and delivered concurrently herewith between the Seller and the Purchasers not party to this Agreement in regard to the purchase and sale of shares of Common Stock.